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                                                                    Exhibit 23.2

                     [LETTERHEAD OF KPMG PEAT MARWICK LLP]


                             ACCOUNTANTS' CONSENT


The Board of Directors
Bozell, Jacobs, Kenyon & Eckhardt, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                         /s/KPMG Peat Marwick LLP

                                            KPMG Peat Marwick LLP

Omaha, Nebraska
November 21, 1997